UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2009
STANLEY FURNITURE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1641 Fairystone Park Highway, Stanleytown, Virginia	24168

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (276) 627-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On April 15, 2009, the Registrant issued a press release announcing first quarter 2009 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release by Stanley Furniture Company, Inc. on April 15, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: April 15, 2009	By:	/s/ Douglas I. Payne Douglas I. Payne
Executive Vice President — Finance & Administration

EXHIBIT INDEX

99.1	Press release by Stanley Furniture Company, Inc. on April 15, 2009.